Q1 2015 EARNINGS REVIEW April 21, 2015 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as “believe”, “expect”,
“anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.  Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-
looking information we may be discussing in this presentation include, without limitation, anticipated 2015 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to shareholders , anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a)
economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers, (d) new and pre-owned vehicle sales volume, and (e)
earnings expectations for the year ending December 31, 2015. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ended December 31, 2014.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation.  We undertake no obligation to update any such statements.

CONTENT • STRATEGIC FOCUS • FINANCIAL RESULTS • OPERATIONS REVIEW • SUMMARY AND OUTLOOK 3

4 STRATEGIC FOCUS 1. Growth • One Sonic-One Experience • EchoPark ® • Acquisitions & Open Points 2. Own Our Properties 3. Return Capital to Shareholders

STRATEGIC FOCUS
ONE SONIC-ONE EXPERIENCE (OSOE)

• Goals
• Pilot Stores Underway
• 36 Month Implementation
• Charlotte Market Rollout in
Progress
Result - Increase Market Share and Customer Retention
1 Associate, 1 Price, 1 Hour
Improve Transparency; Increase Trust
Operational Efficiencies

6 STRATEGIC FOCUS EchoPark ® • Hub Opened November 3 • 2 Neighborhood Stores Opened in January 2015 • Expect at least 1 more in 2015 and another in 2016

STRATEGIC FOCUS
ACQUISITIONS & OPEN POINTS
• Open Points
Mercedes Benz in Dallas Market
Operational in 2016
Audi in Pensacola Market
Operational in 2016
Nissan in TN Market
Operational in late 2016 / early 2017
• Exploring Acquisition and Open Point
Opportunities in Other Markets

8 STRATEGIC FOCUS OWN OUR PROPERTIES 2007 2008 2011 2012 2013 2014 Q1 2015 Proj. - 2017 0% 12% 18% 23% 31% 36% 37% 49%

STRATEGIC FOCUS
RETURN CAPITAL TO SHAREHOLDERS
• Unused Authorization of Approximately $ 68 million
• Quarterly Dividend of $0.025 Per Share
Shares
(in thousands)
Average Price /
Share
$
(in millions)
2015 Activity 447 $ 24.89 $ 11.1

Q1 2015 FINANCIAL REVIEW

Q1 2015 FINANCIAL REVIEW FRANCHISE DEALERSHIPS

ADJUSTED FRANCHISED OPERATIONS
B/(W) than Q1 2014
(amounts in millions, except per share data)
Q1 2015 $ %
Revenue $ 2,220 $ 83 3.9%
Gross Profit $ 333 $ 4 1.3%
SG&A as % of Gross
(1)
79.2% 50 bps
Operating Profit
(1)
$ 54 $ 1 2.2%
Interest & Other $ 18 $ 1 3.4%
Pretax
(1)
$ 36 $ 2 5.2%
Diluted EPS
(1)
$ 0.43 $ .03 7.5%

Note – Continuing operations includes results of sold stores after March 31, 2014.
(1) – Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts

FRANCHISED SG&A TO GROSS WALK – Q1

210 bps
Better than
Q1 2014 of
79.7%
(1) – Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts
Q1 2015 Adjusted (1) Less: OSOE Less: Centralization
Initiatives
79.2%
(1.1%)
(0.5%) 77.6%
Q1 2015 Adj for

Q1 2015 FINANCIAL REVIEW ECHOPARK ®

ECHOPARK
®
Q1 RESULTS
15
B/(W) than
Q1 2014
(amounts in millions, except per share data)
Q1 2015 $
Revenue $ 15.7 $ 15.7
Gross Profit $ 1.8 $ 1.8
Operating Profit (1)
($ 4.8) ($ 3.1)
Interest & Other ($ 0.1) ($ 0.1)
Pre-tax Profit (Loss) (1)
($ 4.9) ($ 3.2)
Store Level (retail units) 660 n/a
Diluted EPS (1)
($ 0.06) ($0.04)
(1) – Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts

Q1 2015 FINANCIAL REVIEW TOTAL ENTERPRISE

ADJUSTED TOTAL Q1 2015 RESULTS
B/(W) than Q1 2014
(amounts in millions, except per share data)
Q1 2015 $ %
Revenue $ 2,236 $ 99 4.6%
Gross Profit $ 335 $ 6 1.8%
Operating Profit
(1)
$ 49 ($ 2) (3.8%)
Interest & Other $ 18 $ 1 2.7%
Continuing Ops:
Profit (after tax)
(1)
$ 19 ($ 1) (5.9%)
Diluted EPS
(1)
$ 0.37 ($ 0.01) (2.6%)
SG&A as % of Gross
(1)
80.6% (40 bps)
Discontinued Ops Profit/(Loss)  (after tax) ($ 0.4) $ 0.2

Note – Continuing operations includes results of sold stores after March 31, 2014.
(1) – Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts

TOTAL REVENUE & GROSS PROFIT Q1 2015
B/(W) than Q1 2014
(amounts in millions)
Q1 2015 $ %
New Retail Revenue $ 1,190 $ 78 7.0%
Used Retail Revenue $ 594 $ 34 6.1%
Fixed Operations Revenue $ 323 $ 4 1.4%
F&I Revenue $ 75 $ 5 7.2%
Total Revenue $ 2,236 $ 99 4.6%
New Retail Gross $ 63 ($ 2) (3.6%)
Used Retail Gross $ 41 $ 0 0.4%
Fixed Operations Gross $ 156 $ 4 2.8%
F&I Gross $ 75 $ 5 7.2%
Total Gross $ 335 $ 6 1.8%

(1) – Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts

ADJUSTED TOTAL SG&A TO GROSS

80.6%
80.2%
Note – 2015 amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts
Q1 2015 Q1 2014
4.6% 4.3%
48.1%
47.8%
5.4%
5.6%
22.5%
22.5%
Advertising Comp Rent Other

ADJUSTED AND GAAP EPS SUMMARY

(amounts in millions, except per share date)
Q1 2015 Q1 2014
Pre-Tax EPS Pre-Tax EPS
Adjusted Franchised EPS $35.7 $ 0.43 $ 34.0 $0.40
Adjusted EchoPark® EPS ($4.9) ($0.06) ($ 1.7) ($ 0.02)
Adjusted Total EPS $ 30.8 $ 0.37 $32.2 $ 0.38
Adjustments:
Impairment ($ 6.2)  ($ 0.07) $ 0.0 $ 0.0
Other ($ 1.1) ($ 0.02) $ 0.0 $ 0.0
GAAP EPS $ 0.28 $ 0.38

CAPITAL SPEND
(amounts in millions)
YTD Q1
2015
Estimated
2015
Real Estate & Facility Related $ 37.2 $200.9
All Other Cap Ex 9.7 46.3
Subtotal $ 46.9 $ 247.2
Less: Mortgage Funding (25.6) (87.1)
Total Cash Used – Cap Ex $ 21.3 $ 160.1
Note – Spending excludes the effect of  franchise acquisitions.

LIQUIDITY (amounts in millions) Q1 2015 Q4 2014 Cash $4.0 $ 4.2 Revolver Availability 161.1 165.6 Used floor plan availability 21.6 22.6 Floor plan deposit balance 56.0 57.5 Total $242.7 $ 249.9 22

DEBT COVENANTS Covenant Actual Q1 2015 Liquidity Ratio >= 1.05 1.21 Fixed Charge Coverage Ratio >= 1.20 1.64 Total Lease Adjusted Leverage Ratio <= 5.50 4.16 Compliant with all Covenants 23

OPERATIONS REVIEW

NEW VEHICLE RETAIL
SAME STORE
Q1 2015 Q1 2014 B/(W)
Volume 30,981 28,980 6.9%
Selling Price $ 38,028 $ 37,120 2.4%
Gross Margin % 5.3% 5.9% (60 bps)
GPU $ 2,018 $ 2,199 ($ 182)
Gross Profit $ 63 million $ 64 million (1.9%)
SAAR (includes fleet) 16.6 million 15.6 million 6.4%

Q1 2015 vs. Q1 2014
(1)
(1) – Industry includes fleet – Sonic does not
NEW VEHICLE - BRAND
15.4% 6.9% 2.3% 6.9% 5.2% 24.8% 5.0% 15.3% 3.6%
% Sonic Unit Sales
BMW MB Cadillac Ford GM Honda Lexus Toyota Audi
9%
13%
(14%)
(3%)
(4%)
11%
19%
12%
13%
8%
7%
(6%)
2%
6%
2%
19%
9%
14%
Sonic Industry

USED VEHICLE RETAIL
SAME STORE

Q1 2015 Q1 2014 B/(W)
Retail Volume 27,079 26,601 1.8%
Used Retail GPU $ 1,478 $ 1,477 $ 1
Used to New 0.87:1.00 0.92:1.00 (0.04)
Vehicles / store / month (97 stores)
93 91 2

FIXED OPS
SAME STORE
Q1 2015 B/(W) than 2014
(amounts in millions)
$ %
Revenue $ 318 $ 10 3.2%
Gross Profit $ 154 $ 7 4.9%
28
(5.0%)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Customer Pay Warranty Wholesale Parts Internal & Sublet
(1.2%)
21.4%
1.8%
6.8%
YOY Gross % Change

OSOE

OSOE – TOWN & COUNTRY TOYOTA
NEW RETAIL UNITS
155
140
198
156
177
246
251
182
167
182
153
200
257
100
120
140
160
180
200
220
240
260
280
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
13.2%
12.9%
14.2%
13.1%
14.6%
18.0%
20.8%
15.8%
16.0%
15.1%
15.8%
22.0%
20.5%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
24.0%
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
MARKET SHARE

OSOE – TOWN & COUNTRY FORD
NEW RETAIL UNITS
MARKET SHARE
135
113
138
121
108
141
108
73
93
108
100
83
121
70
80
90
100
110
120
130
140
150
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
19.5%
18.3%
17.0%
16.9%
13.9%
18.5%
17.3%
12.3%
16.0%
13.3%
15.9%
15.7%
15.2%
10.0%
15.0%
20.0%
25.0%
30.0%
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

OSOE – FORT MILL FORD
NEW RETAIL UNITS
110
121
156
116
133
124
94
86
77
114
108
84
111
50
70
90
110
130
150
170
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-14
15.9%
18.5%
20.1%
16.3%
17.0%
15.4%
16.3%
14.9%
12.4%
14.5%
16.9%
14.8%
14.6%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
24.0%
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
MARKET SHARE

OSOE – INFINITI OF CHARLOTTE
NEW RETAIL UNITS
40.7%
51.1%
30.0%
44.4%
43.5%
46.6%
40.5%
50.6%
40.5%
31.7%
42.6%
46.8%
49.5%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
37
45
30
34
31
30
36
40
30
34
30
35
53
25
30
35
40
45
50
55
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
MARKET SHARE

OSOE – CADILLAC OF SOUTH CHARLOTTE
NEW RETAIL UNITS
47.5%
41.7%
38.7%
36.7%
40.4%
40.0%
37.1%
45.7%
32.2%
26.5%
41.3%
38.0%
38.8%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
Mar-14 Apr-14 May-14 Jun-14 Jul -14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
MARKET SHARE
38
40
42
32
39
46
34
39
23
39
32
28
35
20
25
30
35
40
45
50
Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

OSOE – NEXT STEPS
1. We are still working on the pricing tool (in particular with Ford) we are a few months away from completion
Drivers of the slowdown are “man” hours available and new
technology opportunities – simply put this is a first of its kind and we are close to breaking the code
2. CRM/Desk/F&I and Appraisal system is a major success in the stores all technologies are running at 100%
3. Operations team is requesting us to develop a two part rollout of the technology from OSOE less the pricing (until pricing tool is 100%
operational)
Beginning in Q2 we would start the rollout of the CRM and the Desk tool
Followed by a rollout out of the F&I and Appraisal tools (3 months later per location)
4. A rollout plan of the technology is under development

EchoPark ®

EchoPark
®
Openings:
122
183
185
292
6
34
31
69
0
6
19
35
143
135
188
0
50
100
150
200
250
300
350
Dec-14 Jan-15 Feb-15 Mar-15
Unit Volume
Total
Centennial
Highlands Ranch
HUB
Hub – 11/3/2014
Centennial – 12/26/2015
Highlands Ranch – 1/23/2015

Growth experienced in each revenue category
achieving record results
Gaining expense leverage in the franchised dealership
segment including OSOE expenses
Expect open points to drive future growth
Continued share repurchases with excess capital
Monitoring capital requirements as 2017 lease
maturities approach
SUMMARY

Appendix 40

NON-GAAP RECONCILIATIONS

Consolidated Franchised Dealerships EchoPark®
Three Months Ended Three Months Ended Three Months Ended
March 31, March 31, March 31,
2015 2014 2015 2014 2015 2014
(In millions)
SG&A Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . 270.9 $               264.0 $               265.0 $               262.3 $               5.9 $                   1.7 $
Pre-tax Adjustments:
Severance and other . . . . . . . . . . . . . . . . .. . . . . . . . . . . . (1.1)                    -                     (1.1)                    -                     -                     -
Total pre-tax adjustments . . . . . . . . . . . . . . . . . . . . . (1.1)                    -                     (1.1)                    -                     -                     -
Adjusted SG&A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 269.8 $               264.0 $               263.9 $               262.3 $               5.9 $                   1.7 $
SG&A as % of Gross Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . 80.9% 80.2% 79.5% 79.7% NM NM
Pre-tax Adjustments:
Severance and other . . . . . . . . . . . . . . . . . . . . . . . . . . .. . (0.3%) 0.0% (0.3%) 0.0% NM NM
Total pre-tax adjustments . . . . . . . . . . . . . . . . . . . . .. (0.3%) 0.0% (0.3%) 0.0% NM NM
Adjusted SG&A as % of Gross . . . . . . . . . . . . . . . . . . . . .. . 80.6% 80.2% 79.2% 79.7% NM NM
NM = Not meaningful
This release contains certain non-GAAP financial measures (the "Adjusted" amounts) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data.  The Company has reconciled these measures to the most directly comparable GAAP measures (the "Reported" amounts) in the release.
The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the
Company’s results from operations.

NON-GAAP RECONCILIATIONS
Consolidated Franchised Dealerships EchoPark®
Three Months Ended Three Months Ended Three Months Ended
March 31, March 31, March 31,
2015 2014 2015 2014 2015 2014
(In millions)
Operating Profit Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . 41.5 $                 50.6 $                 47.7 $                 52.3 $                 (6.2) $                 (1.7) $
Pre-tax Adjustments:
Severance and other . . . . . . . . . . . . . . . . . . . . . . . . . . .. . 1.1                      -                     1.1                      -                     -                     -
Impairment charges . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . 6.2                      -                     4.8                      -                     1.4                      -
Total pre-tax adjustments . . . . . . . . . . . . . . . . . . . . . 7.3                      -                     5.9                      -                     1.4                      -
Adjusted Operating Profit  . . . . . . . . . . . . . . . . . . . . . . . . . . 48.8 $                 50.6 $                 53.6 $                 52.3 $                 (4.8) $                 (1.7) $
Pre-tax Profit from Continuing Operations Reconciliation:
As Reported . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . 23.5 $                 32.2 $                 29.8 $                 33.9 $                 (6.3) $                 (1.7) $
Pre-tax Adjustments:
Severance and other . . . . . . . . . . . . . . . . . . . . . . . . . . .. . 1.1                      -                     1.1                      -                     -                     -
Impairment charges . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . 6.2                      -                     4.8                      -                     1.4                      -
Total after-tax adjustments . . . . . . . . . . . . . . . . . . . . 7.3                      -                     5.9                      -                     1.4                      -
Adjusted Profit from Continuing Operations (after-tax) . . . 30.8 $                 32.2 $                 35.7 $                 33.9 $                 (4.9) $                 (1.7) $
Profit from Continuing Operations (after-tax) Reconciliation:
As Reported . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . 14.4 $                 20.0 $
After-tax Adjustments:
Severance and other . . . . . . . . . . . . . . . . . . . . . . . . . . .. . 0.6                      -
Impairment charges . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . 3.8                      -
Total after-tax adjustments . . . . . . . . . . . . . . . . . . . . 4.4                      -
Adjusted Profit from Continuing Operations (after-tax) . . . 18.8 $                 20.0 $

NON-GAAP RECONCILIATIONS

Three Months Ended March 31, 2015
Income (Loss) Income (Loss)
From Continuing From Discontinued
Operations Average Net Income (Loss)
Weighted Per Per Per
Average Share Share Share
Shares Amount Amount Amount Amount Amount Amount
(In millions, except per share amounts)
Reported:
Earnings (loss) and shares . . . . . . . . . . . . . . . 50.9               14.4 $          (0.4) $         14.0 $
Effect of participating securities:
Non-vested restricted stock
and stock units . . . . . . . . . . . . . . . . . . . . -                   -                  -
Basic earnings (loss) and shares . . . . . . . . . . 50.9               14.4 $          0.28 $        (0.4) $         (0.01) $      14.0 $          0.27 $
Effect of dilutive securities:
Stock compensation plans . . . . . . . . . . . . . 0.5
Diluted earnings (loss) and shares . . . . . .. . . . 51.4               14.4 $          0.28 $        (0.4) $         (0.01) $      14.0 $          0.27 $
Adjustments (net of tax):
Impairment charges . . . . . . . . . . . . . . . . . . . . 3.8 $            0.07 $        - $               - $         3.8 $            0.07 $
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.6                0.02           -                  -            0.6                0.02
Total adjustments . . . . . . . . . . . . . . . . . . . 4.4 $            0.09 $        - $               - $         4.4 $            0.09 $
Adjusted:
Earnings (loss) and
Diluted earnings (loss) per share (1) . . . . . 18.8 $          0.37 $        (0.4) $         (0.01) $      18.4 $          0.36 $
(1) Expenses attributable to the EchoPark® initiative were $0.06 per fully diluted share in the three months ended March 31, 2015.

NON-GAAP RECONCILIATIONS
Three Months Ended March 31, 2014
Income (Loss) Income (Loss)
From Continuing From Discontinued
Operations Operations Net Income (Loss)
Weighted Per Per Per
Average Share Share Share
Shares Amount Amount Amount Amount Amount Amount
(In millions, except per share amounts)
Reported:
Earnings (loss) and shares . . . . . . . . . . . . . . . 52.4               20.0 $          (0.6) $         19.4 $
Effect of participating securities:
Non-vested restricted stock
and stock units . . . . . . . . . . . . . . . . . . . . (0.1)             -                  (0.1)
Basic earnings (loss) and shares . . . . . . . . . . 52.4               19.9 $          0.38 $        (0.6) $         (0.01) $      19.3 $          0.37 $
Effect of dilutive securities:
Stock compensation plans . . . . . . . . . . . . . 0.5
Diluted earnings (loss) and shares  (2). .. . . . . 52.9               19.9 $          0.38 $        (0.6) $         (0.02) $      19.3 $          0.36 $
(2) Expenses attributable to the EchoPark® initiative were $0.02 per fully diluted share in the three months ended March 31, 2014.